Exhibit 99.1

PRESS RELEASE

BIOMARIN ANNOUNCES PROPOSED CONCURRENT PUBLIC OFFERINGS OF COMMON STOCK AND SENIOR SUBORDINATED CONVERTIBLE NOTES

NOVATO, Calif., March 20 /PRNewswire-FirstCall/ — BioMarin Pharmaceutical Inc. (Nasdaq and SWX: BMRN) announced today that it intends to offer to sell, subject to market and other conditions, 9,000,000 shares of its common stock in an underwritten public offering. The Company intends to grant the underwriters a 30-day option to purchase up to an additional 1,350,000 shares of common stock to cover over-allotments.

The Company also announced that, concurrently with the offering of common stock, the Company intends to offer to sell, subject to market and other conditions, $125,000,000 aggregate principal amount of senior subordinated convertible notes due 2013 in an underwritten public offering. The Company intends to grant the underwriters a 13-day option to purchase up to an additional $18,750,000 of notes to cover over-allotments.

The common stock offering and the senior subordinated convertible note offering are being conducted as separate public offerings by means of separate prospectus supplements, and the offerings are not contingent upon each other.

Merrill Lynch & Co. is acting as sole book-running manager of each of the public offerings. Cowen & Company, Leerink Swann & Company, Pacific Growth Equities, LLC, and Rodman & Renshaw are acting as co-managers of the common stock offering. Information about each of the offerings is available in the prospectus supplements for the offerings filed with the Securities and Exchange Commission. Copies of the prospectus supplements can be obtained from Merrill Lynch’s prospectus department at 4 World Financial Center, New York, NY 10080.

A shelf registration statement relating to the securities being offered has been filed with the Securities and Exchange Commission and has become effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About BioMarin

BioMarin develops and commercializes innovative biopharmaceuticals for serious diseases and medical conditions. The company’s product portfolio is comprised of two approved products and multiple clinical and preclinical product candidates. Approved products include Naglazyme(TM) (galsulfase) for mucopolysaccharidosis VI (MPS VI), a product wholly developed and commercialized by BioMarin, and Aldurazyme(R) (laronidase) for mucopolysaccharidosis I (MPS I), a product which BioMarin developed through a 50/50 joint venture with Genzyme Corporation. Additionally, BioMarin has rights to receive payments and royalties related to Orapred(R). Investigational product candidates include Phenoptin(TM) (sapropterin dihydrochloride), a Phase 3 product candidate for the treatment of phenylketonuria (PKU).

Forward-Looking Statement

This press release contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. BioMarin Pharmaceutical intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements include statements relating to the anticipated public offering of common stock and senior subordinated convertible notes. These statements are based on the current expectations of the management of BioMarin Pharmaceutical as of the date of this press release and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of BioMarin Pharmaceutical to be materially different from those reflected in its forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, market risks. These and other risks are described in greater detail in BioMarin Pharmaceutical’s filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2005, as amended, and its Registration Statement on Form S-3 filed with the SEC on March 20, 2006. Given these uncertainties, you should not place undue reliance on these forward-looking statements. BioMarin Pharmaceutical assumes no obligation to update its forward-looking statements, except as required by law.

NOTE: Aldurazyme(R) is a registered trademark of BioMarin/Genzyme LLC.

Contact: investors, Joshua A. Grass, Director, Business Development & Finance, +1-415-506-6777, or media, Susan Ferris, Senior Manager, Corporate Communications, +1-415-506-6701, both of BioMarin Pharmaceutical Inc.

SOURCE: BioMarin Pharmaceutical Inc.

03/20/2006

CONTACT: investors, Joshua A. Grass, Director, Business Development &

Finance, +1-415-506-6777, or media, Susan Ferris, Senior Manager, Corporate

Communications, +1-415-506-6701, both of BioMarin Pharmaceutical Inc.

Web site: http://www.bmrn.com

(BMRN)